Exhibit 10.47

EXHIBIT NO.: 10.46

To Form S-l Registration Statement

SECURITY AGREEMENT—PLEDGE

TRONCO ENERGY CORPORATION, 1583 South 1700 East Vernal, Uintah, Utah 84078, hereinafter called “Debtor(s),” ACF PROPERTY MANAGEMENT, INC., c/o 1300 Bristol Avenue, Newport Beach, Orange, California 92658, hereinafter called “Secured Party,” and from whom information concerning this security interest may be obtained at the address shown above, agree as follows:

Debtor(s) hereby grant(s) to Secured Party a security interest in the Collateral described in this Security Agreement to secure performance and payment of all obligations and indebtedness of Debtor(s) to Secured Party of whatever kind and whenever created and incurred (or if specified herein, the following, to wit:)

$6,888,092.28 SECOND AMENDED AND RESTATED PROMISSORY NOTE dated December 18, 2013, effective January 1, 2014 (“Note”) from TRONCO ENERGY CORPORATION as Maker to ACF PROPERTY MANAGEMENT, INC. as Payee (as Assignee from FORTUNA ASSET MANAGEMENT, LLC), and all renewals, extensions and modifications thereof (being in renewal, extension, and modification of that certain Amended and Restated Promissory Note in the initial principal amount of $9,284,378.34, dated June 15, 2007), and pursuant to that certain LOAN AGREEMENT dated August 10, 2007, by and between TRONCO ENERGY CORPORATION as “Borrower”, PHILCO EXPLORATION, LLC as “Philco” and FORTUNA ASSET MANAGEMENT, LLC as “Lender” as amended, on December 10, 2007, June 15, 2009 and December 18, 2013 (collectively “Loan Agreement”).

The Collateral of this Security Agreement is Member’s Interest(s) in a limited liability company (uncertificated security) of the following description:

The one hundred percent (100%) of the Member’s Interest in the name of SD COMPANY, INC., a Utah corporation (“Owner”) in SUPERIOR DRILLING PRODUCTS, LLC, a Utah limited liability company, now owned or hereinafter acquired;

deposited with Secured Party contemporaneously with the execution of this Security Agreement (if applicable), and all other property previously, presently or in the future deposited with Secured Party (if applicable). Collateral includes, without limitation, all money and property this day delivered to and deposited with Secured Party (if applicable), and all money and property heretofore delivered or which shall hereafter be delivered to or come into the possession, custody, or control of Secured Party (if applicable) in any manner or for any purpose, whatever during the existence of this Security Agreement, and whether held in a general or special account, or deposited for safekeeping or otherwise, together with any stock rights, member’s interest(s) acquisition rights, rights to subscribe, preemptive rights, liquidating dividends, stock dividends (if applicable), dividends paid in stock (if applicable), new securities, or other property which Debtor(s) and/or Owner may hereafter become entitled to receive on account of such securities or other property, and in the event Debtor(s) and/or Owner receive(s) any such property, Debtor(s) and/or Owner, as the case may be, will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral(if applicable). The Collateral of this Security Agreement also includes the proceeds of any and all property described above.

Debtor(s) shall pay to the Secured Party any sum or sums due or which may become due pursuant to the Note any other promissory note or notes now or hereafter executed by Debtor(s) to evidence Debtor’s(s’) indebtedness to Secured Party, in accordance with the terms of the Note or any other promissory note or notes and the terms of this Security Agreement. Debtor(s) shall pay to Secured Party on demand all expenses and expenditures, including reasonable attorneys’ fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights, and remedies under this Security Agreement, plus interest thereon at the rate of twenty-three percent (23%) per annum. Debtor(s) shall pay immediately, without notice, the entire unpaid indebtedness of Debtor(s) to Secured Party, whether created or incurred pursuant to this Security Agreement or otherwise, upon Debtor’s(s’) default under this Security Agreement.

Debtor(s) represent(s), warrant(s), and agree(s) that:

(1)  All financial or credit statements and Collateral deposited with or relied upon by Secured Party prior to, contemporaneously with, or subsequent to execution of this Security Agreement are or will be true, correct, complete, valid, and genuine in all material respects.

(2)  All investment securities, including uncertificated securities, instruments, chattel paper, and any like property delivered to Secured Party as Collateral: (a) are genuine, free from adverse claims, or other security interests, default, prepayment, or defenses; (b) all persons appearing to be obligated thereon have authority and capacity to contract and are bound thereon as they appear to be from the face thereof; and (c) the same comply with applicable laws concerning form, content, and manner of preparation and execution.

(3)  Debtor(s) either own(s) the Collateral and/or has the right to pledge, hypothecate, encumber and/or transfer any interest therein; the Collateral is not subject to the interest of any third person other than Owner; and Debtor(s) will defend the Collateral and its proceeds against the claims and demands of all third persons.

(4)  Secured Party’s duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in Secured Party’s possession (if applicable).

(5)  Demand, notice, protest, and all demands and notices of any action taken by Secured Party under this Security Agreement or in connection with the Note and/or any other promissory note or notes, except as otherwise provided in this Security Agreement, are hereby waived, and any indulgence of Secured Party, substitution for, exchange of or release of Collateral, in whole or in part, or addition or release of any person or entity liable on the Collateral is hereby assented, agreed and consented to.

(6)  Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of the Secured Party, its successors, and assigns, being to receive collections, remittances, and payments on such Collateral as, if and when made and received by Secured Party, and at Secured Party’s option, applying the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any indebtedness of Debtor(s) to Secured Party pursuant to the provisions of this Security Agreement, or holding the same for the account and order of Debtor(s).

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(7) Debtor(s) and/or Owner shall pay prior to delinquency all taxes, charges, liens, and assessments against the Collateral, unless Debtor(s) and/or Owner has a bona fide good faith dispute with respect thereto, and contests same in good faith in accordance with applicable law, and upon Debtor’s(s’) and/or Owner’s failure to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment shall become part of the indebtedness secured by this Security Agreement and shall be paid to Secured Party by Debtor(s) immediately and without demand, with interest thereon at the rate of eighteen percent (18%) per annum.

Debtor(s) shall be in default under this Security Agreement upon the happening of any of the following events or conditions (herein called an “Event of Default”):

(1)  Debtor’s(s’) failure to pay when due any indebtedness secured by this Security Agreement, either principal or interest, after expiration of any applicable notice and opportunity to cure as provided in the said Loan Agreement: or

(2)  Default by Debtor(s) in the punctual performance of any of the obligations, covenants, terms , or provisions contained or referred to in this Security Agreement or in the Note or any other promissory note secured hereby; after the expiration of any applicable notice and opportunity to cure as provided in the said Loan Agreement; or

(3)  Any warranty, representation, or statement contained in this Security Agreement or made or furnished to Secured Party by or on behalf of Debtor(s) in connection with this Security Agreement or to induce Secured Party to make, extend, renew and/or modify a loan to Debtor(s) prove(s) to have been false in any respect when made or furnished; or

(4)  The making of any levy on or seizure or attachment of any of the Collateral; or

(5)  Debtor’s(s’) death, dissolution, termination of existence, insolvency, or business failure; the appointment of a receiver of all or any part of the property of Debtor(s); an assignment for the benefit of creditors by Debtor(s); commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor(s) or any guarantor, surety, or endorser for Debtor(s); or

(6)  Any statement of the financial condition of Debtor(s) or of any guarantor, surety, or endorser of any liability of Debtor(s) to Secured Party submitted to Secured Party by Debtor(s) or by any such guarantor, surety, or endorser proves to be false; or

(7)  Any guarantor, surety, or endorser for Debtor(s) defaults in any obligation or liability to Secured Party.

This Security Agreement, Secured Party’s rights hereunder, or the indebtedness hereby secured may be assigned from time to time, and in any such case, the Assignee shall be entitled to all of the rights, privileges, and remedies granted in this Security Agreement to Secured Party, and Debtor(s) will assert no claims or defenses it may have against the Secured Party under this Security Agreement against the Assignee except those granted in this Security Agreement. Secured Party may at any time transfer the Collateral to itself or its nominee as Pledgee, and upon the occurrence of an Event of Default, receive income, including money, thereon and hold the income as Collateral or apply the income to any of Debtor’s(s’) indebtedness to Secured Party, the manner and distribution of the application to be in the sole discretion of Secured Party. Upon the occurrence of an Event of Default, Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses. Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other past, present, of future right or remedy, except in writing signed by Secured Party.

Upon the occurrence of an Event of Default, of if Secured Party deems payment of Debtor’s(s’) obligations to Secured Party to be insecure, and at any time thereafter:

(1)  Secured Party may declare all obligations secured hereby immediately due and payable;

(2)  Secured Party shall have, then or at any time thereafter, the rights and remedies provided in the Uniform Commercial Code in force in the State of Utah at the date of execution of this Security Agreement; and

(3)  In addition to the rights and remedies referred to above, Secured Party may in its discretion, sell, assign, and deliver all or any part of the Collateral at any Broker’s Board or at public or private sale without notice or advertisement and bid and become purchaser at any public sale or at any Broker’s Board. If notice to Debtor(s) is/are required by the Uniform Commercial Code of Utah of public or private sale of Collateral, Secured Party may give written notice to Debtor(s) five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, by mailing such notice to Debtor(s) at the address designated at the beginning of this Security Agreement. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of Debtor’s(s’) indebtedness and the expenses of sale in any order of preference which Secured Party, in its sole discretion, chooses. Debtor(s) shall remain liable for any deficiency.

The term “Debtor(s)” as used in this instrument shall be construed as singular or plural to correspond with the number of persons executing this instrument as Debtor(s). The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasion may require. “Secured Party” and “Debtor(s)” as used in this instrument include the heirs, executors, or administrators, successors, representatives, receivers, trustees, and assigns of those parties, as the case may be. If more than one person executes this instrument as Debtor(s), their obligation under this instrument shall be joint and several. Terms used in this instrument which are defined in the Utah Uniform Commercial Code are used with the meanings as therein defined. The law governing this secured transaction shall be that of the State of Utah in force at the date of this instrument.

Debtor(s) for itself and on behalf of Owner has/have irrevocably made, constituted, and appointed, and does hereby irrevocably make, constitute, and appoint Secured Party its true and lawful attorney for it and in its name, place, and stead, and upon the occurrence of an Event of Default, to do any and every act and exercise any and every power that Debtor(s) and/or Owner might or could do or exercise to fully, effectually, and finally carry out and comply with all of the terms and provisions of this Security Agreement, to attend all meetings of the shareholders and/or members as the case may be, and then and there to vote in its name, stead, and behalf any and all shares of the capital stock and/or Member(s) Interest, now or which may, so long as this Security Agreement is in effect, be owned and held by it or stand in its name on the books of said corporation and/or company including any and all additional shares of stock, and/or Member(s) Interest which may hereafter be created by reason of stock dividends, split ups, reorganization, mergers, or recapitalization, and in and to which the said Secured Party shall have a security interest at all such meetings of the shareholders and/or members, as the case may be, whether regular or special, as fully and with like effect as it could if personally present and voting at said shareholders’ meetings and/or members meetings, as the case may be, and to make, execute, and enter into, in its stead and behalf as a shareholder in such corporation and/or member in such company, as the case may be, any and all consents, certificates, or other documents, including but not limited to any such consent, certificate, or other document relating to merger with other corporations, companies, re-organizations or other change in the corporate structure; this proxy is coupled with an interest in that the shares of stock and/or Member(s) Interest, as the case may be, subject hereto are now subject to a security interest in favor of the Secured Party to secure the indebtedness of the Debtor(s) to the Secured Party, as set forth in this Security Agreement, The proxy here granted shall be and remain exclusive and irrevocable so long as the undersigned Debtor(s) remains indebted to the Secured Party under this Security Agreement and shall be binding upon the undersigned Debtor(s) and the Owner, their respective heirs, executors, administrators, and assigns, as the case may be. Secured Party shall have full power of substitution hereunder, and any party designated by Secured Party as its substitute shall be entitled to exercise all powers herein granted with respect to any and all shares of stock and/or Member(s) Interest, as the case may be, mentioned or referred to in the Security Agreement.

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This Securities Agreement is in addition to, and not in lieu of, that certain Security Agreement dated June 15, 2009 from Debtor to Secured Party concerning such Member Interests.

EXECUTED as of this _____ day of January, 2014.

SECURED PARTY:		DEBTOR:

ACF PROPERTY MANAGEMENT, INC.		TRONCO ENERGY CORPORATION

BY:	/s/ Alan C. Fox	BY:	/s/ Troy Meier
	ALAN C. FOX, President		G. TROY MEIER, President

The undersigned on behalf of SUPERIOR DRILLING PRODUCTS, LLC hereby acknowledges the pledge of the Member(s) Interests (“Pledge”) as described above in the name of SD COMPANY, INC., and shall record on the books and records of SUPERIOR DRILLING PRODUCTS, LLC such Pledge, and shall not allow the transfer of such Member(s) Interests from the name of SD COMPANY, INC. to any other person, party or entity without the prior written consent and agreement of the Secured Party, until such time as the Secured Party has delivered its written release of the Pledge of such Member(s) Interests to SUPERIOR DRILLING PRODUCTS, LLC.

SUPERIOR DRILLING PRODUCTS, LLC

BY:	/s/ Annette Meier
Annette D. Meier, Manager

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OWNER’S CONSENT TO PLEDGE

Vernal, Utah

December 14, 2013

ACF Property Management, Inc.

c/o Fortuna Asset Management, LLC

P.O. Box 9109

Newport Beach, CA 92658

Gentlemen:

FOR VALUE RECEIVED, and for the purpose of enabling TRONCO ENERGY CORPORATION, a Delaware corporation (hereinafter called “Debtor”) to obtain credit or other financial accommodations from you, including the renewal, extension and/or modification of existing debt obligation(s), the undersigned hereby authorizes Debtor to hypothecate, pledge, and deliver to you the property of the undersigned described below (hereinafter called the “Collateral”). The undersigned agrees that when so hypothecated, pledged and delivered the Collateral shall be collateral to secure all liabilities of Debtor to you, howsoever created, whether now existing or hereafter arising, whether direct or indirect whether absolute or contingent and whether due or to become due (such liabilities being hereinafter called the (Indebtedness”), hereby consenting to the extension, renewal and/or modification from time to time of such Indebtedness.

The undersigned agrees that the Collateral shall be subject to disposition in accordance with the terms and conditions of Debtor’s promissory note(s) and/or Security Agreement(s) for your benefit or to you.

No renewal or extension of the time of payment of the Indebtedness, no release or surrender of any security for the Indebtedness, no release of my person or entity primarily or secondarily liable on the Indebtedness (including any maker, endorser, or guarantor), no delay, in enforcement of payment of the Indebtedness and no delay or omission in exercising any right or power with respect to the Indebtedness or this Owner’s Consent to Pledge shall in any manner impair or affect your rights hereunder. The undersigned waives notice of the creation, existence, extension and renewal of Indebtedness.

Further, this letter constitutes the appointment of TRONCO ENERGY CORPORATION as the lawful Attorney and Agent in Fact for the undersigned to execute any and all documents necessary to effect the pledge of the Collateral as herein below described to you, either in its own name as Debtor or in the name of the undersigned, for all purposes.

COLLATERAL:

One hundred percent (100%) of Member’s Units (1000) In and to SUPERIOR DESIGN AND FABRICATION, LLC, a Utah limited liability company, in the name of MEIER MANAGEMENT COMPANY, LLC.

MEIER MANAGEMENT COMPANY, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

(2) Secured Party shall have, then or at any time thereafter, the fights and remedies provided in the Uniform Commercial Code in force In the State of Utah at the date of execution of this Security Agreement; and

(3) In addition to the rights and remedies referred to above, Secured Party may in its discretion, sell, assign, and deliver all or any part of the Collateral at any Broker’s Board or at public or private sale without notice or advertisement and bid and become purchaser at any public sale Broker’s any Broker’s Board. If notice to Debtor(s) is/are required by the Uniform Commercial Code of Utah of public or private sale of Collateral, Secured Party may give written notice to Debtor(s) five (5) days prior to the dale of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, by mailing such notice to Debtor(s) at the address designated at the beginning of this Security Agreement. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of Debtor(s’) indebtedness and the expenses of sale in any order of preference which Secured Party, in its sole discretion, chooses. Debtors(s) shall remain liable for any deficiency,

The term “Debtor(s)” as used in this instrument shall be construed as singular or plural to correspond with the number of persons executing this instrument as Debtor(s). The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasion may require. “Secured Party” and “Debtors(s)” as used in this instrument include the heirs, executors, or administrators, successors, representatives, receivers, trustees, and assigns of those parties, as the case may be, If more than one person executes (his instrument as Debtor(s), their obligation under this instrument shall be joint and several. Terms used in this instrument which are defined in the Utah Uniform Commercial Code are used with the meanings as therein defined. The law governing this secured transaction shall be that of the State of Utah in force at the date of this instrument.

Debtor(s) for itself and on behalf of owner has/have irrevocably made, constituted, and appointed, and does hereby irrevocably make, constitute, and appoint Secured Party Its true and lawful attorney for it and in its name, place, and stead, and upon the occurrence of an Event of Default, to do any and every act and exercise any and every power that Debtor(s) and/or Owner might or could do or exercise to fully, effectually, and finally carry out and comply with all of the terms and provisions of this Security Agreement, to attend all meetings of the shareholders and/or members as the case may be, and then and there to vote in its name, stead, and behalf any and all shares of the capital stock and/or Member(s) Interest, now or which may, so long as this Security Agreement is in effect, be owned and held by it or stand in its name on the books of said corporation and/or company including any and all additional shares of stock, and/or Member(s) Interest which may hereafter be created by reason of stock dividends, split ups, reorganization, mergers, or recapitalization, and in and to which the said Secured Party shall have a security interest at all such meetings of the shareholders and/or members, as the case may be, whether regular or special, as fully and with like effect as it could if personally present and voting at said shareholders’ meetings and/or members meetings, as the case may be, and to make, execute, and enter into, in its stead and behalf as a shareholder in such corporation and/or member in such company, as the case may be, any and all consents, certificates, or other documents, including but not limited to any such consent, certificate, or other document relating to merger with other corporations, companies, re-organizations or other change in the corporate structure; this proxy is coupled with an interest in that the shares of stock and/or Member(s) Interest, as the case may be, subject hereto are now subject to a security interest in favor of the Secured Party to secure the Indebtedness of the Debtor(s) to the Secured Party, as set forth in this Security Agreement. The proxy here granted shall be and remain exclusive and irrevocable so long as the undersigned Debtor(s) remains indebted to the Secured Party under this Security Agreement and shall be binding upon the undersigned Debtor(s) and the Owner, their respective heirs, executors, administrators, and assigns, as the case may be Secured Party shall have full power of substitution hereunder, and any party designated by Secured Party as its substitute shall be entitled to exercise all powers herein granted with respect to any and all shares of stock, and/or Member(s) Interest, as the case may be, mentioned or referred to in the Security Agreement.

EXECUTED this 14th of December, 2013 to be effective as of January 1, 2014.

SECURED PARTY:		DEBTOR:

ACP PROPERTY MANAGEMENT, INC.		TRONCO ENERGY CORPORATION

BY:	/s/ ALAN C. FOX	By:	/s/ G. TROY MEIER
	ALAN C. FOX, President		G. TROY MEIER President

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The undersigned on behalf of SUPERIOR DESIGN AND FABRICATION, LLC hereby acknowledges the pledge of the Member(s) Units (1000) (“Pledge”) as described above in the name of MEIER MANAGEMENT COMPANY, LLC, and shall record on the books and records of SUPERIOR DESIGN AND FABRICATION, LLC such Pledge, and shall not allow the transfer of such Member(s) Units (1000) from the name of MEIER MANAGEMENT COMPANY, LLC to any other person, party or entity without the prior written consent and agreement of the Secured Party, until such time as the Secured Party has delivered its written release of the Pledge of such Member(s) Units (1000) to SUPERIOR DESIGN AND FABRICATION, LLC.

SUPERIOR DESIGN AND FABRICATION LLC

BY:	/s/ Annette D. Meier
Annette D. Meier, Manager

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WITNESS our hands at Vernal, Utah, on this the 14 day of December, 2013 to be effective on January 1, 2014,

SUPERIOR DRILLING PRODUCTS, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

SUBSCRIBED AND SWORN TO BEFORE ME, by Annette D. MEIER, authorized representative as Manager of SUPERIOR DRILLING PROJECTS, LLC on this the day 14 of December, 2013.

[ILLEGIBLE]
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires:	May 19, 2015

SUPERIOR DESIGN AND FABRICATION, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

SUBSCRIBED AND SWORN TO BEFORE ME, by Annette D. MEIER, authorized representative as Manager of SUPERIOR DESIGN AND FABRICATION, LLC on this the 14 day of December, 2013.

[ILLEGIBLE]
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires:	May 19, 2015